Exhibit 10.2

SEVENTH AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this "Amendment"), dated March 15, 2021 and effective retroactive to December 21, 2020, is made and entered into by and among IES HOLDINGS, INC., a Delaware corporation, on behalf of itself and each other Borrower and Guarantor (the "Administrative Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender").
RECITALS
A.WHEREAS, Borrowers, Guarantors and Lender have entered into that certain Second Amended and Restated Credit and Security Agreement dated as of April 10, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
B.WHEREAS, Administrative Borrower, on behalf of itself and each other Borrower and Guarantor, has requested that Lender amend certain provisions in the Credit Agreement as set forth herein.
C.WHEREAS, Lender has agreed to amend the Credit Agreement on the terms and conditions as set forth herein.
NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound agree as follows:
ARTICLE I
AMENDMENT

Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended and supplemented as follows:
1.01    Amendment to Schedule 1.1.
(a)    The defined term "Restricted Junior Payment" in Schedule 1.1 of the Credit Agreement is hereby amended and restated as follows:
"Restricted Junior Payment" means (a) any declaration or payment of any dividend or the making of any other payment or distribution on account of Stock issued by any Loan Party (including any payment in connection with any merger or consolidation involving any Loan Party) or to the direct or indirect holders of Stock issued by any Loan Party in their capacity as such (other than dividends or distributions payable in Stock (other than Prohibited Preferred Stock) issued by
12392930v3 3/15/2021 4:27 PM                                        1989.520

any Loan Party), or (b) any purchase, redemption, or other acquisition or retirement for value (including in connection with any merger or consolidation involving any Loan Party) of any Stock issued by any Loan Party; provided so long as no Default or Event of Default exists or would result therefrom, (i) repurchases of Stock issued by Parent solely to satisfy federal income tax withholding obligations of employees with respect to stock-based compensation issued to them in accordance with applicable compensation plans shall not be deemed a Restricted Junior Payment so long as such repurchases are made in the ordinary course of business and in an aggregate amount not to exceed $10,000,000 in any fiscal year of Borrowers, (ii) NEXT may make distributions of excess cash to the direct or indirect holders of Stock issued by NEXT in an amount proportionate to such holders ownership interest in the Stock issued by NEXT, (iii) NEXT may make distributions to certain equity owners thereof with respect to an exercise of any such equity owner's put rights pursuant to Section 10.3 of that certain Operating Agreement of NEXT dated as of July 14, 2017, among NEXT and the equity owners of NEXT as in effect as of such date, (iv) on or after March 15, 2021, Parent may repurchase shares of Stock issued by Parent for an aggregate purchase price not to exceed $25,000,000, in the aggregate, (v) Bayonet may make distributions of excess cash to the direct or indirect holders of Stock issued by Bayonet in an amount proportionate to such holders ownership interest in the Stock issued by Bayonet, and (vi) Bayonet may make distributions to certain equity owners thereof with respect to an exercise of any such equity owner's put rights pursuant to Section 10.3 of that certain Operating Agreement of Bayonet dated as of December 21, 2020, among Bayonet and the equity owners of Bayonet as in effect as of such date.
ARTICLE II
[Reserved]

ARTICLE III
NO WAIVER

3.01    No Waiver. This Amendment is a limited consent and other than as set forth above in Article I hereof, nothing contained in this Amendment shall be construed as an amendment of, consent to, or waiver by, Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between any Loan Party and Lender, and the failure of Lender at any time or times hereafter to require strict performance by the Loan Parties of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any Loan Party and Lender.
ARTICLE IV
CONDITIONS PRECEDENT

4.01    Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction in full, in a manner satisfactory to Lender, of the following conditions precedent

(the first date upon which all such conditions have been satisfied being herein called the "Effective Date"):
(a)    Lender shall have received a fully executed copy of this Amendment in form and substance acceptable to Lender.
(b)    After giving effect to this Amendment, the representations and warranties made by each Loan Party contained herein and in the Credit Agreement, as amended hereby, and the other Loan Documents, shall be true and correct in all material respects as of the date hereof, as if those representations and warranties were made for the first time on such date.
(c)    After giving effect to this Amendment, each Loan Party is in compliance with all applicable covenants and agreements contained in the Credit Agreement and the other Loan Documents.
(d)    No Default or Event of Default shall exist under any of the Loan Documents (as amended hereby), and no Default or Event of Default will result under any of the Loan Documents from the execution, delivery or performance of this Amendment.
ARTICLE V
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

5.01    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Administrative Borrower, on behalf of itself and each other Loan Party, hereby agrees that all liens and security interest securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Administrative Borrower, on behalf of itself and each other Loan Party, and Lender agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
5.02    Representations and Warranties. Administrative Borrower, on behalf of itself and each other Loan Party, hereby represents and warrants, jointly and severally, to Lender as of the date hereof as follows: (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) the execution, delivery and performance by it of this Amendment, the Credit Agreement and all other Loan Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its Governing Documents or (ii) any applicable law; (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental body or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Credit Agreement or any of the other Loan Documents executed and/or delivered in connection herewith by or against it, except for those consents, approvals or authorizations which (i) will have been duly obtained, made or compiled prior to the Effective Date and which are in full force and effect or (ii) the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change; (d)

this Amendment, the Credit Agreement and all other Loan Documents executed and/or delivered in connection herewith have been duly executed and delivered by it; (e) this Amendment, the Credit Agreement and all other Loan Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; (f) no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; (g) each Loan Party is in compliance with all applicable covenants and agreements contained in the Credit Agreement and the other Loan Documents, as amended hereby; and (h) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of each such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and complete on and as of such earlier date).
ARTICLE VI
[Reserved]

ARTICLE VII
MISCELLANEOUS PROVISIONS

7.01    Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender shall affect the representations and warranties or the right of Lender to rely upon them.
7.02    Reference to Credit Agreement. Each of the Credit Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
7.03    Expenses of Lender. The Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender in connection with any and all amendments, modifications, and supplements to the other Loan Documents, including, without limitation, the reasonable costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.
7.04    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

7.05    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and each Loan Party and their respective successors and assigns, except that no Loan Party may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of Lender.
7.06    Counterparts. This Amendment may be executed in one or more counterparts (including by electronic .pdf), each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
7.07    Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by any Loan Party shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
7.08    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
7.09    Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
7.10    Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS MODIFIED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS MODIFIED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AGREEMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS AND LENDER.
7.11    Release. ADMINISTRATIVE BORROWER, ON BEHALF OF ITSELF AND EACH LOAN PARTY, HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDER TO THE BORROWERS UNDER THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. ADMINISTRATIVE BORROWER, ON BEHALF OF ITSELF AND EACH LOAN PARTY, HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH

ANY LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDER TO THE BORROWERS UNDER THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
7.12    Consent of Guarantors. The Administrative Borrower, on behalf of each Guarantor, hereby (a) consents to the transactions contemplated by this Amendment; and (b) agrees that the Credit Agreement and the other Loan Documents (as amended, restated, supplemented or otherwise modified from time to time) are and shall remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and Administrative Borrower, on behalf of the Guarantors, has acknowledged and agreed to same, it understands that the Lender has no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Administrative Borrower, on behalf of each Guarantor, acknowledges that its Guaranty is in full force and effect and ratifies the same, acknowledges that the undersigned has no defense, counterclaim, set-off or any other claim to diminish the undersigned's liability under such documents, that the undersigned's consent is not required to the effectiveness of the Credit Agreement and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Collateral, the Advances, the Credit Agreement or any of the other Loan Documents.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

ADMINSTRATIVE BORROWER:

IES HOLDINGS, INC.

By:	/s/ Tracy A. McLauchlin
Name:	Tracy A. McLauchlin
Title:	Senior Vice President, CFO & Treasurer

Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement

By: Name: Michael Gerard Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Michael Gerard
Name:	Michael Gerard
Title:	Authorized Signatory
Signature Page to Seventh Amendment to Second Amended and Restated Credit Agreement